Inventories, Net	12 Months Ended
Dec. 31, 2025
Inventories, Net [Abstract]
INVENTORIES, NET

6. INVENTORIES, NET

Inventories, net consisted of the following:

	As of December 31,
	2025	2024
Smart electric vehicles	$267	$1,313
Auto parts and other materials	—	1,110
Total	$267	$2,423

During the years ended December 31, 2025, 2024, and 2023, the Group recognized inventory write-downs of US$0.1 million, US$0.9 million and US$16.1, respectively, within cost of revenues. The write-down in 2025 and 2024 was primarily due to the estimated net realizable value of the related inventories falling below their carrying cost.

During the years ended December 31, 2025, 2024, and 2023, the Group recognized inventory write-off of US$0.4 million, nil, and nil, respectively, within other income (expenses), net.